Exhibit 10.47
PURCHASE AGREEMENT AND CONSENT

This PURCHASE AGREEMENT AND CONSENT (this “Agreement”) is entered into as of March 5, 2024, by and among PureCycle: Ohio LLC, an Ohio limited liability company (the “Company”), PureCycle Technologies LLC, a Delaware limited liability company (the “Guarantor” or the “Purchaser”), and each of the other signatories hereto (each, a “Seller” and collectively, the “Sellers,” and, together with the Company and the Purchaser, the “parties”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture (as defined herein).
WHEREAS, Southern Ohio Port Authority, a port authority and a body corporate and politic duly organized under the laws of the State of Ohio (the “Issuer”) and UMB Bank, N.A., as trustee (the “Trustee”), are party to that certain Indenture of Trust, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued the $219,550,000 Southern Ohio Port Authority Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020A (the “Series 2020A Bonds”), the $20,000,000 Southern Ohio Port Authority Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020B (the “Series 2020B Bonds”), and the $10,000,000 Southern Ohio Port Authority Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Taxable Series 2020C (the “Series 2020C Bonds”, and together with the Series 202A Bonds and the Series 2020B Bonds, the “Bonds”);
WHEREAS, the Issuer and the Company are party to that certain Loan Agreement, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the proceeds derived from the issuance and sale of the Bonds have been loaned to the Company in order to assist the Company in, among other things, financing the acquisition, construction, equipping and installation of a portion of a plastics recycling facility located in Lawrence County, Ohio;
WHEREAS, the Purchaser is party to that certain Amended and Restated Guaranty of Completion, entered into as of May 11, 2021, and effective as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which the Purchaser, as Guarantor, has provided a guaranty with respect to Obligations of the Company on the terms set forth therein in favor of the Trustee;
WHEREAS, as of the date hereof, the Sellers constitute Majority Holders of the Series 2020A Bonds;
WHEREAS, the Company agreed in principle with Sellers constituting Majority Holders that the Company, or an affiliate of the Company, will purchase from Sellers for cash, upon the terms and conditions to be set forth in a purchase agreement by and among the Company (and/or an affiliate of the Company) and any Holder of Bonds that elects to be a party to such agreement, any and all Bonds held by Sellers at a purchase price of $1,050 per $1,000 principal amount of the Bonds purchased (the “Purchase Price”);
WHEREAS, the Sellers are electing to sell their Bonds, in the amounts set forth on Exhibit A hereto (collectively, the “Purchased Bonds”) and for the Cash Consideration (defined below) set forth in Exhibit A hereto;
WHEREAS, the Company and the Sellers agree that the Purchase Price has been calculated in part to compensate the Sellers for default interest accruing from January 2, 2023 through December 31, 2023, and any other accrued and unpaid interest from the last interest payment up to the Closing Date (as defined below), which Purchase Price shall not include any default or penalty interest accruing from January 1, 2024, that would otherwise be owed to the Sellers and each Seller will waive its respective right to such default or penalty interest as additional consideration, in the amounts set forth on Exhibit A hereto (the “Cash Consideration”); and

WHEREAS, the Company and the Majority Holders determined that each Seller will deliver to the Company and the Trustee a consent to certain proposed amendments to the Indenture, the Loan Agreement, that certain Escrow Agreement, dated as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Operating Revenue Escrow Agreement”), among the Company, as depositor, the Trustee, and U.S. Bank National Association, as escrow agent (in such capacity, the “Operating Revenue Escrow Agent”), that certain Escrow Agreement, dated as of October 7, 2020 (as amended restated, supplemented or otherwise modified from time to time, the “Liquidity Reserve Escrow Agreement”), between the Purchaser, as depositor, the Trustee, and U.S. Bank National Association, as escrow agent (in such capacity, the “Liquidity Reserve Escrow Agent”), that certain Security Agreement, dated October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), from the Company to the Trustee, and the Guaranty (collectively, with the Indenture, Loan Agreement, the Operating Revenue Escrow Agreement, the Liquidity Reserve Escrow Agreement, and the Security Agreement, the “Amendment Documents”), and to permit the release of funds on deposit in accounts in the Trust Estate (as defined in the Indenture) in a proportionate amount to the percentage of the aggregate principal amount of the Bonds that are submitted for purchase by the Purchaser (each, a “Consent” and, collectively, the “Consents”), and that such Consents will become effective as of the Closing Date.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Agreement, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

1.Closing Date. The “Closing Date” shall be the earliest date on which the Closing Conditions set forth in Section 2 are satisfied.

2.Conditions to Purchase of Bonds and Effectiveness of Consents.

(a)Conditions to be Satisfied by the Sellers. On or prior to the Closing Date:

i.Each Seller shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by such Seller hereunder on or prior to the Closing Date.

ii.Each Seller shall have validly delivered or caused to be delivered to the Purchaser the Purchased Bonds in accordance with the methods of and restrictions on transfer set forth in the Indenture.

iii.The Company and Purchaser shall have received this Purchase Agreement, duly executed by Sellers representing Holders of no less than a majority in aggregate principal amount of the Series 2020A Bonds Outstanding, constituting Majority Holders.

(b)Conditions to be Satisfied by the Company and/or the Purchaser. On or prior to the Closing Date:

i.The Company and the Purchaser shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it, respectively, hereunder on or prior to the Closing Date.

ii.The Company and Purchaser shall deliver, or cause to be delivered, to the Trustee the Cash Consideration by wire transfer of immediately available funds to such account or accounts as are set forth in Exhibit B hereto.

iii.Each Seller shall have received this Purchase Agreement, duly executed by the Company and the Purchaser.

iv.The Company or the Purchaser shall have reimbursed the Trustee and the Sellers for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Trustee and such Sellers in connection with the transactions described herein or otherwise incurred in connection with prior transactions or the general enforcement of rights and remedies under the Indenture, the Loan Agreement, or other Financing Documents or Bond Documents.

3.Purchase of Bonds and Effectiveness of Consents.

On the Closing Date, upon the satisfaction of the conditions set forth in Section 2:

(a)The Purchaser shall acquire the Purchased Bonds from the Sellers, free and clear of all taxes, liens, security interests, options, purchase rights or other encumbrances of any kind;

(b)Each Seller shall be deemed to have consented to the execution and delivery of the Third Supplemental Indenture, by and among the Issuer, the Company, the Purchaser, PCTO Holdco LLC, a Delaware limited liability company, and the Trustee, in the form attached hereto as Exhibit C, and the amendments to the Amendment Documents set forth therein; and

(c)The Trustee shall deliver to each Seller the Cash Consideration allocable to such Seller in the amounts set forth opposite such Seller’s name in Exhibit A hereto.

4.Amendment and Waiver. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Sellers, the Company, or the Purchaser unless such modification, amendment or waiver is approved in writing by the Sellers, the Company, and the Purchaser.

5.Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

6.Counterparts. This Agreement may be executed (manually, electronically or digitally) in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument but will not be binding upon any party hereto unless and until executed by and delivered to all parties hereto. When properly executed and delivered, this Agreement will be binding upon and inure to the benefit of the Company, the Purchaser, and the Sellers, and each of their respective successors and permitted assigns. The execution and delivery of this Agreement by each party hereto may be evidenced by facsimile or other electronic transmission (including scanned documents delivered by email in pdf format), which will be binding upon all parties hereto.

7.Severability, Entire Agreement, Etc. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. Except as otherwise expressly set forth herein, this Agreement and the other agreements expressly mentioned herein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY: PureCycle: Ohio LLC By: /s/Brad S. Kalter Name: Brad S. Kalter Title: Secretary PURCHASER: PureCycle Technologies LLC By: /s/Brad S. Kalter Name: Brad S. Kalter Title: Secretary

[Signature Page to Purchase Agreement and Consent]

SELLERS:

[***]
By:  ***
Name: [***]
Title: [***]

[***]
By:  ***
Name: [***]
Title: [***]

[***]
By:  ***
Name: [***]
Title: [***]

[***]
By:  ***
Name: [***]
Title: [***]

[***]
By:  ***
Name: [***]
Title: [***]

[***]
By:  ***
Name: [***]
Title: [***]

[Signature Page to Purchase Agreement and Consent]

Execution Version

Exhibit A
Sellers’ Bonds and Cash Consideration

[***]

Exhibit B
Wire Instructions

[***]

Exhibit C
Form of Supplemental Indenture

[Attached.]

THIRD SUPPLEMENTAL INDENTURE

This THIRD SUPPLEMENTAL INDENTURE, dated as of March 5, 2024 (this “Third Supplemental Indenture”), is entered into by and among SOUTHERN OHIO PORT AUTHORITY, a port authority and a body corporate and politic duly organized under the laws of the State of Ohio (the “Issuer”), PURECYCLE: OHIO LLC, a limited liability company organized and existing under the laws of the State of Ohio (the “Company”), PURECYCLE TECHNOLOGIES LLC, a Delaware limited liability company (the “Guarantor”), PCTO HOLDCO LLC, a Delaware limited liability company (the “Pledgor”; and together with the Company and the Guarantor, the “Company Parties”), and UMB BANK, N.A., a national banking association duly organized, existing and authorized to accept and execute trusts of the character herein set out under the laws of the United States and having a corporate trust office in Minneapolis, Minnesota, as trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture (as defined below).
WITNESSETH:
WHEREAS, the Issuer and the Trustee are party to that certain Indenture of Trust, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued its $219,550,000 Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020A, its $20,000,000 Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020B, and its $10,000,000 Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Taxable Series 2020C;
WHEREAS, the Issuer and the Company are party to that certain Loan Agreement, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the proceeds derived from the issuance and sale of the Bonds have been loaned to the Company in order to, among other things, assist the Company in financing the acquisition, construction, equipping and installation of a portion of a plastics recycling facility located in Lawrence County, Ohio;
WHEREAS, the Guarantor is party to that certain Amended and Restated Guaranty of Completion, entered into as of May 11, 2021, and effective as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which the Guarantor has provided a guaranty with respect to the Obligations (as defined in the Guaranty) of the Company on the terms set forth therein in favor of the Trustee;
WHEREAS, the Pledgor is party to that certain Equity Pledge and Security Agreement, dated as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Equity Pledge and Security Agreement”), pursuant to which the Pledgor has secured the Company’s obligations under the Financing Documents and Bond Documents by, among other things, pledging the Pledged Interests (as defined in the Equity Pledge and Security Agreement) to the Trustee on the terms set forth therein;
WHEREAS, the Company, as debtor, is party to that certain Security Agreement, dated October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), in favor of the Trustee, as secured party;
WHEREAS, the Company is party to that certain Escrow Agreement, dated as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Operating Revenue Escrow Agreement”), among the Company, the Trustee, and U.S. Bank

National Association, as escrow agent (in such capacity, the “Operating Revenue Escrow Agent”);
WHEREAS, the Guarantor is party to that certain Escrow Agreement, dated as of October 7, 2020 (as amended restated, supplemented or otherwise modified from time to time, the “Liquidity Reserve Escrow Agreement”), between the Guarantor, the Trustee, and U.S. Bank National Association, as escrow agent (in such capacity, the “Liquidity Reserve Escrow Agent”);
WHEREAS, the Issuer, the Company, the Guarantor, the Pledgor, and the Trustee are party to that certain Limited Waiver and First Supplemental Indenture, dated as of March 15, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Limited Waiver and First Supplemental Indenture”);
WHEREAS, the Issuer, the Company, the Guarantor, the Pledgor, and the Trustee are party to that certain Limited Waiver and Second Supplemental Indenture, dated as of November 8, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Limited Waiver and Second Supplemental Indenture”);
WHEREAS, the Company has requested that the Trustee, with the consent of the Majority Holders, amend certain provisions of the Indenture and other Financing Documents; and
WHEREAS, pursuant to such request, Holders constituting the Majority Holders are willing to amend certain provisions of the Indenture and other Financing Documents, subject to the terms and conditions set forth herein, and as such have directed the Trustee to execute this Third Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Indenture. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(i)Section 1.01 of the Indenture is hereby amended by adding the following defined terms in appropriate alphabetical order:
““Overall Coverage Requirement” means a ratio of at least 110% of (a) Net Income Available for Debt Service to (b) all obligations of the Company which are charges, liens, Indebtedness or encumbrances upon or payable from Gross Revenue, including but not limited to Senior Bonds, Parity Indebtedness and Subordinate Bonds, calculated at the end of each Fiscal Year, based upon the Audited Annual Financial Statements of the Company.”
“Senior Parity Coverage Requirement” means a Senior Debt Service Coverage Ratio equal to at least 150% for such Fiscal Year, calculated at the end of each Fiscal Year, based upon the Audited Annual Financial Statements of the Company.””
(ii)The definition of “Senior Parity Indebtedness” in Section 1.01 of the Indenture is hereby amended by deleting “and which satisfies the conditions set forth in Section 2.4(b)(i) of the Loan Agreement,” and replacing said clause with, “and which satisfies the Senior Parity Coverage Requirement and the Overall Coverage Requirement.”

(iii)The definition of “Outside Completion Date” in Section 1.01 of the Indenture is hereby amended by replacing “December 1, 2022” therein with “December 31, 2030.”
(iv)The definition of each of “Outstanding,” “Bonds Outstanding,” and “Outstanding Bonds” in Section 1.01 of the Indenture is hereby amended by deleting the following sentence therein:
“For purposes of approval voting or consent by Holders, “Outstanding” shall not include any Bonds owned by or on behalf of the Company or an affiliate of the Company or the Issuer or an affiliate of the Issuer (unless, in each case, all of the Outstanding Bonds are so owned).”

(v)Section 4.02(h) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(h)    in the Contingency Account of the Project Fund, an additional $21,153,011.00 equity deposit of the Company to be made no later than January 31, 2021 (the “Contingency Requirement”), which Contingency Requirement, after Mechanical Completion (as defined in the Construction Contract) of the Project, may be reduced either by payment of requisitions under the Indenture or by the release of funds in the Contingency Account in proportion to the percentage of aggregate principal amount of Bonds purchased by the Company from time to time, and said Contingency Account shall thereafter not be replenished by withdrawals from the Liquidity Reserve Escrow Fund or otherwise; provided, that the minimum Contingency Requirement shall be $1 million (the “Reduced Contingency Requirement”) until payment of the final requisition has been made under Section 4.04 hereof, to which said final requisition, the balance in the Contingency Account may be applied.”
(vi)Section 4.04(b) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(b)    [Reserved].”
(vii)Section 4.04(i) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(i)    [Reserved].”
(viii)Section 4.05 of the Indenture is hereby amended and restated in its entirety to read as follows:
“Section 4.05.    Payments into the Revenue Fund. There shall be deposited by the Trustee into the Revenue Fund when and as received any and all payments received by the Trustee under Sections 5.1(b) and 7.3 of the Loan Agreement.”
(ix)Section 8.01(c) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(c)    [Reserved]; or”

(x)Section 8.01(f) of the Indenture is hereby amended and restated in its entirety to read as follows:
“(f)    the occurrence of an “Event of Default” under the Loan Agreement, the Mortgage or the Tax Compliance Agreement.”
(xi)Section 8.03(a)(vii) is hereby amended and restated in its entirety to read as follows:
“[Reserved];”
Section 2.Amendments to the Loan Agreement.     Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(i)Sections 2.4(a)(i) and 2.4(a)(ii) of the Loan Agreement are hereby amended and restated in their entirety to read as follows:
“(i)    [Reserved].
(ii)    [Reserved].”

(ii)Sections 2.4(b)(i)(A)(II), 2.4(b)(i)(A)(III), and 2.4(b)(i)(A)(IV) of the Loan Agreement shall each be deleted in their entirety.
(iii)Sections 2.4(b)(ii)(A)(II) and 2.4(b)(ii)(A)(III) of the Loan Agreement shall each be deleted in their entirety.
(iv)The first sentence of Section 2.4(b)(iii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“The Company may incur unsecured Indebtedness and Indebtedness subordinate to the obligations under this Loan Agreement, including Short-Term Indebtedness, Subordinate Debt and Contingent Debt Liabilities, for working capital purposes, solely for use at the Project, in an amount not more than $5,000,000.”
(v)Section 2.4(b)(v)(A) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(A)    Liens arising from acquisition or leasing of equipment;”
(vi)Clause (1) of Section 2.4(b)(vi)(C)(I) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(1) [reserved], and”
(vii)Section 2.4(b)(vi)(C)(II) of the Loan Agreement is hereby amended by deleting (i) the phrases “and December 31, 2020 with respect to the Guarantor,” “and the Guarantor,” and “and the Guarantor, as applicable,” each time such phrases appear therein, and (ii) the phrase “shall be unqualified as to going concern and scope of audit and contain no other material qualification or exception, and” where such phrase appears in clause (3) thereof.
(viii)Section 2.4(b)(vi)(C)(III) of the Loan Agreement is hereby amended by (i) deleting (i) the phrases “and the Guarantor (which may be separate certificates)” and “or the

Guarantor, as applicable,” each time such phrases appear therein, and (ii) amending and restating clause (3) thereof to read “(3) [reserved].”
(ix)Section 2.4(b)(vi)(C)(VII) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(VII)    [Reserved].”
(x)Clause (a) of Section 2.4(b)(vi)(C)(VIII) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a) [reserved],”
(xi)Section 2.4(b)(vi)(C)(IX) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(IX) [Reserved].”
(xii)Section 2.4(b)(vii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(vii)    [Reserved].”
(xiii)Section 2.4(b)(viii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(viii)    [Reserved].”
(xiv)Section 2.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.5.    [Reserved].”
(xv)Section 2.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“2.9.    [Reserved].”
(xvi)Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.10.    [Reserved].”
(xvii)Section 2.11 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.11. [Reserved].”
(xviii)Section 2.13 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.13.    [Reserved].”

(xix)Section 4.1(a) of the Loan Agreement is hereby amended by deleting “December 1, 2022 (the “Outside Completion Date”)” therein and replacing it with “December 31, 2030 (the “Outside Completion Date”).
(xx)Section 4.1(b) of the Loan Agreement is hereby deleted in its entirety.
(xxi)Section 10.1(a)(ii) of the Loan Agreement is hereby amended by deleting the references to Sections 2.4(a)(i), 2.4(a)(ii), 2.4(b)(vii) and 2.4(b)(viii) therein.
(xxii)Section 10.1(a)(iii)(A) of the Loan Agreement is hereby amended by deleting the phrase, “(except obligations referred to in subsection (a)(i) and (ii) above and subsection (vii) below for which no cure period shall apply)” therein.
(xxiii)Section 10.1(a)(iii)(B)(1) of the Loan Agreement is hereby amended by deleting the text, “or other obligations referred to in subsection (a)(i) or (ii) above or subsection (vii) below” therein.
(xxiv)Section 10.1(a)(v) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(v) The occurrence of an “Event of Default” under the Indenture, this Loan Agreement, the Mortgage or the Tax Compliance Agreement.”
(xxv)Section 10.1(a)(vii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(vii)    [Reserved].”
(xxvi)Clause (a) of Section 10.2(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(a) [reserved], and”
(xxvii)Section 10.2(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“(e) [Reserved].”
Section 3.Amendments to the Limited Waiver and First Supplemental Indenture. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(i)The third sentence in Section 2(c) of the Limited Waiver and First Supplemental Indenture shall be amended and restated as follows: “All amounts in the Trustee Account shall remain in the Trustee Account so long as any Bonds remain Outstanding and, notwithstanding anything to the contrary in the Indenture, the Loan Agreement or any other Financing Document or Bond Document, shall not be available for any withdrawals or transfers to other funds or accounts with the Trustee or any other uses by the Issuer or the Company for any purpose; provided, that amounts in the Trustee Account may be released to the Company for the purpose only of the Company or an affiliate thereof purchasing Bonds Outstanding (other than, for the avoidance of doubt, any Bonds purchased from the Company or an affiliate thereof), in an amount proportionate to that percentage of aggregate principal amount of Bonds purchased to the

Aggregate Trustee Deposit (as defined in the Limited Waiver and Second Supplemental Indenture).”
(ii)Sections 2(e)(vii), 2(e)(viii), 2(e)(ix), 2(e)(x) and 2(e)(xi) of the Limited Waiver and First Supplemental Indenture shall be deleted in their entirety.
(iii)Section 2(f) of the Limited Waiver and First Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“(f) [Reserved].”
(iv)Section 2(h) of the Limited Waiver and First Supplemental Indenture shall be deleted in its entirety.
(v)Section 13 of the Limited Waiver and First Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Section 13.    [Reserved].”
Section 4.Amendments to the Limited Waiver and Second Supplemental Indenture. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(i)Section 2(a) of the Limited Waiver and Second Supplemental Indenture is hereby amended by deleting the following sentence in its entirety:
“Notwithstanding the foregoing, $50,000,000 of funds in the Trustee Account shall be released back to the Company upon satisfaction of the conditions set forth in Section 4.11(a) of the Guaranty.”
(ii)Section 2(c) of the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“(c) [Reserved].”
(iii)The first sentence of Section 7(a) of the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Notwithstanding anything to the contrary in the Indenture, the Loan Agreement, the Limited Waiver and First Supplemental Indenture or any other Financing Document or Bond Document (including Section 2(c) of the Limited Waiver and First Supplemental Indenture providing that investment income or earnings on amounts invested from the Trustee Account shall be deposited in the Earnings Fund pursuant to Section 4.10 of the Indenture), no more than one time in any three month period, the Company may submit a written request in the form attached as Exhibit A-1 hereto (each, a “Trustee Account Excess Funds Request”) to the Trustee for the release to the Company of any amounts in the Trustee Account in excess of that balance in the Trustee Account after the release of funds therein (in such amounts as permitted under the Financing Documents) to the Company for the payment of a portion of the purchase price of any Bonds purchased by the Company or an affiliate of the Company from time to time at such time (any such excess funds being referred to herein as, “Trustee Account Excess Funds”).”

(iv)References in Exhibit A-1 to the Limited Waiver and Second Supplemental Indenture shall hereafter be references to Exhibit A-1 to the Limited Waiver and Second Supplemental Indenture, as amended, restated, supplemented or otherwise modified, including, without limitation, as amended by this Third Supplemental Indenture. The second paragraph of Exhibit A-1 to the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Pursuant to Section 7(a) of the Limited Waiver and Second Supplemental Indenture, the Company hereby requests that the Trustee release to the Company any amounts in the Trustee Account in excess of that balance in the Trustee Account after the release of funds therein (in such amounts as permitted under the Financing Documents) to the Company for the payment of a portion of the purchase price of any Bonds purchased by the Company or an affiliate of the Company from time to time, if any.”
(v)Section 14 of the Limited Waiver and Second Supplemental Indenture is hereby amended and restated in its entirety to read as follows:
“Section 14.    [Reserved].”
Section 5.Amendments to the Guaranty. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(i)Section 3.01 of the Guaranty is hereby amended by deleting clauses (iii) and (iv) from the first paragraph thereof and by deleting subsection (e) therein.
(ii)Section 3.01 of the Guaranty is hereby amended by deleting all references to Section 4.11(b) and Section 4.11(c) therein.
(i)Subsections (b), (c), and (d) of Section 3.02 of the Guaranty are hereby amended and restated in their entirety to read as follows:
    “(b) [Reserved].”
    “(c) [Reserved].”
    “(d) [Reserved].”
(ii)The first sentence of subsection (a) of Section 3.10 of the Guaranty is hereby amended and restated to read in its entirety as follows:
“Not later than January 31, 2021, the Guarantor shall deposit $50,000,000 (the “Liquidity Reserve Amount”) in a segregated account of the Guarantor to be used by the Trustee to secure Guarantor’s obligations hereunder (the “Liquidity Reserve Escrow Fund”). In the event that the Company or an affiliate of the Company purchases Bonds Outstanding from time to time (other than, for the avoidance of doubt, any Bonds purchased from the Company or an affiliate thereof), a percentage of funds in the Liquidity Reserve Escrow Fund at such time that is proportionate to the aggregate principal amount of Bonds Outstanding being so purchased by the Company or an affiliate at such time may be released at such time; provided, that any such funds so released shall be applied to the payment of a portion of the purchase price of such purchased Bonds. The Liquidity Reserve Escrow Fund shall remain in existence until the conditions in Section 4.11(a) hereof have been met, whereupon the balance in the Liquidity Reserve Escrow Fund shall be returned to the Guarantor.”

(iii)Section 3.10 of the Guaranty is hereby amended by deleting all references to Section 4.11(b) and Section 4.11(c) therein.
(iv)Section 3.11 of the Guaranty is hereby amended and restated in its entirety to read as follows:
“Section 3.11    [Reserved].”
(v)Clause (a) of Section 4.11 of the Guaranty is hereby amended and restated in its entirety to read as follows:
“Guarantor shall be released from its Obligations under Section 3.02(a) hereof upon (A) the completion of all Obligations set forth in Section 3.01 hereof, and (B) the expiration of the twelfth month following the completion of thirty (30) consecutive days of full name plate operations of the Project.”
(c)    Section 4.11 of the Guaranty is hereby amended by deleting subsections (b), (c), and (d) thereof and such subsections are amended and restated to read in their entirety as follows:
“(b) [Reserved].”
“(c) [Reserved].”
“(d) [Reserved].”
(d)    Section 4.11(e) of the Guaranty is hereby amended by deleting the words “The foregoing provision notwithstanding,”.
(c)    Section 4.12 of the Guaranty is hereby amended and restated in its entirety to read as follows:
    “Section 4.12    [Reserved].”
Section 6.Amendments to the Security Agreement. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 9 hereof:
(i)Exhibit B of the Security Agreement is hereby amended by deleting the Operating Revenue Escrow Account therefrom.
(ii)Exhibit J of the Security Agreement is hereby amended by (i) deleting “Circular Polymers LLC” and “Ravago Americas LLC” from the list of Feedstock Supply Agreements listed therein, (ii) deleting “Ravago Americas, LLC” from the list of Offtake Agreements listed therein, (iii) adding “CellMark USA” and “iSustain Inc.” to the list of Feedstock Supply Agreements listed therein and (iv) adding “Formerra, LLC” to the list of Offtake Agreements listed therein.
Section 7.Representations And Warranties Of Company Parties. In order to induce the Trustee to enter into this Third Supplemental Indenture, each Company Party hereby represents and warrants that:
(i)Each Company Party (i) is a corporation, partnership or limited liability company duly organized, validly existing, and in active status or good standing under the laws of its state of incorporation or formation, (ii) has the corporate or limited liability company power and authority to own or lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted, and (iii) is duly qualified and is in active status or good standing as a foreign corporation or limited liability company, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except with respect to this clause (iii) where the failure to qualify, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(ii)Each Company Party has the power and has taken all necessary action, corporate or otherwise, to authorize it to execute, deliver, and perform its obligations under this Third Supplemental Indenture and each of the other Financing Documents and Bond Documents to which it is a party in accordance with the terms thereof and to consummate the transactions contemplated hereby and thereby. Each of this Third Supplemental Indenture and each other Financing Document and Bond Document to which a Company Party is a party has been duly executed and delivered by such Company Party, and is a legal, valid and binding obligation of such Company Party, enforceable against it in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditor’s rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
(iii)The execution, delivery, and performance of this Third Supplemental Indenture and each of the other Financing Documents and Bond Documents in accordance with their respective terms and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any applicable law, except where any such violation could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or formation, by-laws, partnership agreement, operating agreement or other governing documents of any Company Party or under any contract to which any Company Party is a party or by which any Company Party or any of its properties may be bound, or (iii) result in or require the creation or imposition of any Lien upon or with any assets or property of any Company Party except Permitted Liens.
(d)    All of the representations and warranties of the Company Parties under this Third Supplemental Indenture and the other Financing Documents and Bond Documents (after giving effect to this Third Supplemental Indenture, and the Second Amendment to the Liquidity Reserve Escrow Agreement (as defined herein)) are true and correct in all material respects (without duplication of any materiality qualifier contained herein or therein, as applicable), and there exists no Default or Event of Default, in each case after giving effect to this Third Supplemental Indenture.
Section 8.Representations And Warranties Of Issuer. In order to induce the Trustee to enter into this Third Supplemental Indenture, the Issuer hereby represents and warrants that:
(i)The Issuer is a port authority and body corporate and politic validly existing under the laws of the State.
(ii)The Issuer has the necessary power under the Act and has duly taken all action on its part required to execute and deliver this Third Supplemental Indenture, to undertake the transactions contemplated by this Third Supplemental Indenture and to carry out its obligations hereunder.
(iii)Neither the execution and delivery of this Third Supplemental Indenture, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Third Supplemental Indenture will conflict with or result in a breach by the Issuer of any of the terms, conditions or provisions of the Act or any restriction, agreement, instrument, order or judgment to which the Issuer is a party or by which it is bound, or will constitute a default by the Issuer under any of the foregoing.
(iv)Pursuant to a Resolution Authorizing Supplemental Indenture and Authorizing and Approving Related Matters passed by its Board of Directors (the “Amending Resolution”) on February 28, 2024, the Issuer has duly authorized the execution and delivery of this Third Supplemental Indenture.
(v)When duly executed and delivered on behalf of the Issuer, and assuming the due authorization, execution and delivery by the other parties hereto, this Third Supplemental Indenture shall constitute a valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms; provided, that the enforceability of this Third Supplemental Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors’ rights generally and the application of general principles of equity.
(vi)To the best knowledge of the Issuer, as of this date, there is no action, suit or proceeding at law or in equity, pending or threatened against the Issuer to restrain or enjoin the execution and delivery of this Third Supplemental Indenture or in any way contesting the validity or affecting the power of the Issuer with respect to the documents or instruments executed by the Issuer in connection herewith or the existence of the Issuer or the power or the right of the Issuer to enter into this Third Supplemental Indenture.
(vii)The Amending Resolution was duly passed by the Issuer at a public meeting of the Board of Directors of the Issuer held in accordance with all applicable laws and at which a quorum was present and acting throughout, and the Amending Resolution remains in full force and effect and has not been repealed, amended, modified or superseded.
(h)    The Issuer has no knowledge of (i) any existing Event of Default under the Indenture, or (ii) any event, fact or circumstance that, with the passage of time, the giving of notice or both, could constitute an Event of Default under the Indenture.
Section 9.Conditions Precedent To Effectiveness. This Third Supplemental Indenture shall be effective upon the satisfaction of each of the following conditions:
(i)The Trustee shall have received this Third Supplemental Indenture, duly executed by each of the Issuer, the Company, the Guarantor, the Pledgor, and the Trustee.
(ii)The representations and warranties of the Company Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier), and there shall exist no Default or Event of Default, in each case after giving effect to this Third Supplemental Indenture (and the Trustee shall have received a certificate of an Authorized Representative of the Company, the Guarantor and the Pledgor certifying as to the matters set forth in this clause (b)).

(iii)The representations and warranties of the Issuer contained herein shall be true and correct in all material respects (and the Trustee shall have received a certificate of the Issuer certifying as to the matters set forth in this clause (c)).
(iv)The Trustee shall have received an Officer’s Certificate and opinion of Independent Counsel covering such matters as required pursuant to the Indenture and such other matters as are reasonably requested by the Trustee or the Majority Holders.
(v)The Trustee shall have received a customary legal opinion of Locke Lord LLP, counsel to the Company Parties, in form and substance reasonably satisfactory to the Trustee and the Majority Holders.
(vi)The Company shall have reimbursed the Trustee for all reasonable and documented out-of-pocket costs and expenses, including the reasonable fees and disbursements of (i) Arnold & Porter Kaye Scholer LLP and (ii) Ballard Spahr LLP, in each case in connection with the enforcement of rights and remedies under the Indenture, Loan Agreement, the Guaranty, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture and the other Financing Documents and Bond Documents and the negotiation, preparation and execution of this Third Supplemental Indenture.
(vii)The Trustee shall have received a certificate of the secretary or assistant secretary of each of the Company, the Guarantor and the Pledgor, certifying (A) that attached thereto is a true and complete copy of each organizational document of such applicable party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such applicable party authorizing the execution, delivery and performance of this Third Supplemental Indenture, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing this Third Supplemental Indenture or any other document delivered in connection herewith on behalf of such applicable party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate required by this clause (g)).
(viii)The Trustee shall have received an amendment to the Liquidity Reserve Escrow Agreement in the form attached as Exhibit A hereto (the “Second Amendment to Liquidity Reserve Escrow Agreement”), duly executed by each of the Guarantor, the Liquidity Reserve Escrow Agent and the Trustee.
(ix)The Trustee shall have executed a termination of the Operating Revenue Escrow Agreement in the form attached as Exhibit B hereto.
(x)The Trustee shall have received a certificate as to the good standing (to the extent such concept is legally recognized in the applicable jurisdiction) of each of the Company, the Guarantor and the Pledgor (in so-called “long-form” if available) as of a recent date, from the Secretary of State of the state of its organization.
(xi)The Trustee shall have received a certificate of the Issuer covering such matters as are reasonably requested by the Trustee or the Majority Holders.
(xii)The Trustee shall have received the Purchase Funds (as defined below).
Section 10.Release of Funds; Payment Direction.

(i)Notwithstanding anything to the contrary in the Indenture, the Loan Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture (including, without limitation, Section 2(a) thereof) or any other Financing Document or Bond Document, upon the effectiveness of this Third Supplemental Indenture (i) an amount equal to (A) $99,674,277.24 shall be released from the Trustee Account (as defined in the Limited Waiver and First Supplemental Indenture, the “Trustee Account”), (B) $20,153,011 shall be released from the Contingency Account of the Project Fund, (C) $286,337.66 shall be released from the Earnings Fund, (D) $10,524,293.91 shall be released from the subaccounts of the Capitalized Interest Account within the Project Fund, including  (1) $8,613,655.99 from the Senior Tax-Exempt Capitalized Interest Subaccount, (2) $1,129,130.52 from the Subordinate Tax-Exempt Capitalized Interest Subaccount, and (3) $781,507.40 from the Taxable Capitalized Interest Subaccount and (E) $4,088,923.81 shall be released from Bond Fund, including (1) $2,955,138.05 from Senior Interest Subaccount, (2) $972,991.54 from the Senior Principal Subaccount, (3) $2,094.72 from the Subordinate Interest Subaccount and (4) $158,699.50 from the Subordinate Principal Subaccount (collectively, the “UMB Released Funds”), and (ii) the Trustee shall execute and submit a Recipient Direction (as defined in the Liquidity Reserve Escrow Agreement, a “Recipient Direction”) in the form attached as Exhibit C hereto to the Liquidity Reserve Escrow Agent pursuant to the Liquidity Reserve Escrow Agreement directing the Liquidity Reserve Escrow Agent to release $49,852,710.09 from the Liquidity Reserve Escrow Fund and disburse such funds to the Trustee (the “Liquidity Reserve Released Funds” and, together with the UMB Released Funds, the “Released Funds”). The Released Funds shall be used by the Guarantor (it being understood that the UMB Released Funds shall be deemed to have been distributed by the Company to the Guarantor for such purpose) (together with cash on hand from the Guarantor) to consummate the transactions contemplated by that certain Purchase Agreement and Consent, dated as of even date herewith (the “Purchase Agreement”), by and among the Company, the Guarantor as Purchaser, and each of the Holders signatory thereto (the “Specified Purchase Transactions”). In addition, in the event that the Company or any affiliate thereof purchases Bonds from any Holder at any time following the effectiveness of this Third Supplemental Indenture (other than, for the avoidance of doubt, (x) the Specified Purchase Transactions and (y) in the event any Bonds are purchased from the Company or an affiliate thereof), a percentage of the funds then remaining in the accounts of the Trust Estate referenced in clauses (i) and (ii) above that is equal to the percentage of the aggregate principal amount of then Outstanding Bonds that are being purchased by the Company or such affiliate at such time shall be released from such accounts in order to consummate such purchase transaction. Except as expressly set forth herein and Section 7(a) of the Limited Waiver and Second Supplemental Indenture, all amounts in the Trustee Account shall remain in the Trustee Account so long as any Bonds remain Outstanding and, notwithstanding anything to the contrary in the Indenture, the Loan Agreement or any other Financing Document or Bond Document, shall not be available for any withdrawals or transfers to other funds or accounts with the Trustee or any other uses by the Issuer or the Company for any purpose. Notwithstanding the foregoing, if an Event of Default shall have occurred and is continuing and the Outstanding principal amount of the Bonds shall have been declared due and payable, the entire balance remaining in the Trustee Account shall be applied as directed by the Majority Holders.
(ii)As a condition to the effectiveness of this Third Supplemental Indenture, the Guarantor shall wire to the Trustee funds in the amount of $74,507,946.29 (the “Specified Guarantor Cash” and, together with the Released Funds, the “Purchase Funds”) pursuant to wire instructions provided to the Guarantor by the Trustee. Following the receipt of the Specified Guarantor Cash and the Liquidity Reserve Released Funds, the Company and the Guarantor hereby authorize and direct the Trustee to (a) disburse the Purchase Funds in amounts equal to the payments listed on Exhibit A to the Purchase Agreement (the “Funds Flow

Exhibit”) in order to consummate the Specified Purchase Transactions and (b) apply such Purchase Funds as set forth in the Funds Flow Exhibit. Each of the Company and the Guarantor hereby agree that the payments made in accordance with the Funds Flow Exhibit are made for the administrative convenience of the Company and the Guarantor and that the legal effect thereof is the same as if the Purchase Funds were distributed by the Company and/or the Guarantor. Each of the Company and the Guarantor hereby acknowledges and agrees that the disbursements are being made strictly on the basis of the information set forth in the Funds Flow Exhibit and in the event such information is inaccurate, the Company and the Guarantor shall be jointly and severally liable for any and all losses, costs, taxes, fees and expenses incurred by the Trustee arising out of or as a result of the Trustee’s compliance with the information set forth in the Funds Flow Exhibit; provided, that such indemnity shall not be available to the extent such losses, costs, taxes, fees and expenses have resulted from the gross negligence or willful misconduct of the Trustee as determined by a final and non-appealable decision of a court of competent jurisdiction.
Section 11.Reference To And Effect Upon The Financing Documents.
(i)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents, and all rights of the Trustee and the Holders and all of the obligations of the Company Parties, shall remain in full force and effect. Each of the Company Parties hereby confirms that the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents are in full force and effect and that, as of the date hereof, no Company Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the obligations of the Company Parties pursuant to the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents.
(ii)Except as expressly provided herein, the execution, delivery and effectiveness of this Third Supplemental Indenture shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, and the other Financing Documents and Bond Documents, or (ii) amend, modify, or operate as a waiver of any provision of the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, and the other Financing Documents and Bond Documents or any right, power, or remedy of the Trustee or any Holder.
(iii)From and after the date on which this Third Supplemental Indenture shall be effective, (i) all references to the Indenture, the Loan Agreement, the Guaranty, the Security Agreement, or the Operating Revenue Escrow Agreement in any Financing Document or Bond Document, shall mean such agreement, as modified hereby, and (ii) the term “Financing Documents” or “Bond Documents” in the Indenture, the Loan Agreement, the Guaranty, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, or the Operating Revenue Escrow Agreement and the other

Financing Documents and Bond Documents shall include, without limitation, this Third Supplemental Indenture and any agreements, instruments and other documents executed and/or delivered in connection herewith.
(iv)This Third Supplemental Indenture shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, or any other Financing Document or Bond Document.
(v)From and after the date on which this Third Supplemental Indenture shall be effective, all references to the Liquidity Reserve Escrow Agreement in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, and the other Financing Documents and Bond Documents shall mean such agreement, as modified by the Second Amendment to Liquidity Reserve Escrow Agreement.
Section 12.Costs And Expenses. Notwithstanding anything to the contrary in the Indenture, Loan Agreement, the Guaranty, and the other Financing Documents and Bond Documents, the Company shall pay promptly after written demand therefor from and after the date of this Third Supplemental Indenture (i) all reasonable and documented, out-of-pocket legal costs of the Trustee and the Holders, in connection with the preparation and administration of the Indenture, Loan Agreement, the Guaranty, and the other Financing Documents and Bond Documents and any amendments, modifications or waivers thereof and in connection with the enforcement or protection of their rights in connection with the Indenture, Loan Agreement, the Guaranty, and the other Financing Documents and Bond Documents or in connection with the Bonds, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof.
Section 13.Issuer and Company Party Confirmations. Each of the Issuer and the Company Parties hereby confirm that all actions required to be taken by the Issuer, the Company, the Guarantor, the Pledgor, the Holders, and the Trustee pursuant to the Indenture, the Loan Agreement, and the other Financing Documents and Bond Documents have been taken in accordance with such documents. Each of the Issuer and the Company Parties confirm that entry into this Third Supplemental Indenture is permitted under the Indenture, the Loan Agreement, and the other Financing Documents and Bond Documents.
Section 14.Reaffirmation. Except as expressly modified by this Third Supplemental Indenture, each of the Company Parties hereby (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, the Security Agreement, the Liquidity Reserve Escrow Agreement, or any other Financing Document or Bond Document to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Trustee, and (y) in the case of the Guarantor, the guarantees made by it pursuant to the Guaranty, and (iii) acknowledges and agrees that the grants of security interests and Liens and other obligations and guarantees, as applicable, are, and shall remain, in full force and effect on and after the effective date of this Third Supplemental Indenture. Except as specifically modified herein, the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental

Indenture, the Security Agreement, the Liquidity Reserve Escrow Agreement, and the other Financing Documents and Bond Documents and the obligations of the Company Parties thereunder are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.
Section 15.Release. The Company, the Guarantor and the Pledgor (collectively, the “Releasing Parties”) hereby release, acquit and forever discharge the Trustee, the Holders, and their respective investment advisors and Affiliates, and any of their and their investment advisors’ and Affiliates’ respective officers, directors, agents, employees, attorneys, consultants, or representatives, or any of the respective predecessors, successors or assigns of any of the foregoing (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity, which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring on or prior to the date hereof that relate to the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, the Second Amendment to the Liquidity Reserve Escrow Agreement, the other Financing Documents or Bond Documents or the transactions contemplated thereby or hereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) any covenants, agreements, duties or obligations set forth in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, the Purchase Agreement, or the other Financing Documents or Bond Documents, or (b) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, or the other Financing Documents or Bond Documents or at law or in equity with respect to the Indenture, the Loan Agreement, the Guaranty, the Equity Pledge and Security Agreement, the Limited Waiver and First Supplemental Indenture, the Limited Waiver and Second Supplemental Indenture, this Third Supplemental Indenture, or the other Financing Documents or Bond Documents.
Section 16.Trustee. For the avoidance of doubt, with respect to all matters contained in this Third Supplemental Indenture, the Trustee shall have all rights, protections, indemnities and exculpations set forth in the Indenture, the Loan Agreement, or any other Financing Document or Bond Document, and such rights, protections, indemnities and exculpations are hereby incorporated by reference herein.
Section 17.GOVERNING LAW; Jurisdiction.
(i)Governing Law. This Third Supplemental Indenture shall be governed exclusively by the applicable laws of the State of Ohio.
(ii)Jurisdiction. To the fullest extent permitted by applicable law, the parties hereto irrevocably submit to the jurisdiction of the United States District Court or the United States Bankruptcy Court for the Southern District of Ohio or any State court located in Scioto County, Ohio or Lawrence County, Ohio, in any suit, action or proceeding based on or arising out of or relating to this Third Supplemental Indenture and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The parties hereto irrevocably waive, to the fullest extent permitted by law, any objection which they may have to the laying of the venue in any such court. Any final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the parties hereto and may be enforced in any courts to the jurisdiction of which each such party is subject by a suit upon such judgment; provided, that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law.
(iii)Waiver of Jury Trial. EACH OF THE COMPANY, THE ISSUER, THE HOLDERS, AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE BONDS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 18.Headings. Section headings in this Third Supplemental Indenture are included herein for convenience of reference only and shall not constitute a part of this Third Supplemental Indenture for any other purposes.
Section 19.Severability. The illegality or unenforceability of any provision of this Third Supplemental Indenture or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Third Supplemental Indenture or any instrument or agreement required hereunder.
Section 20.Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Third Supplemental Indenture or any other Financing Document in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures hereto delivered by Electronic Transmission shall be deemed an original signature hereto.
(signature pages follow)

Execution Version
IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ISSUER:
SOUTHERN OHIO PORT AUTHORITY By: Name: Title: COMPANY: PURECYCLE: OHIO LLC By: Name: Title:
GUARANTOR: PURECYCLE TECHNOLOGIES LLC By: Name: Title: PLEDGOR: PCTO HOLDCO LLC By: Name: Title:

[Signature Page to Third Supplemental Indenture]

TRUSTEE:
UMB BANK, N.A., as Trustee By: Name: Title:
    2

[Signature Page to Third Supplemental Indenture]

Exhibit A

Form of Second Amendment to Liquidity Reserve Escrow Agreement

SECOND AMENDMENT TO ESCROW AGREEMENT

THIS SECOND AMENDMENT TO ESCROW AGREEMENT, dated as of March 5, 2024 (“Second Amendment”), is by and among PURECYCLE TECHNOLOGIES LLC, a Delaware limited liability company (“Depositor”), UMB BANK, N.A, a national banking association, as trustee (“Recipient”, and sometimes referred to as “Trustee” or “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as escrow agent hereunder (“Escrow Agent”), and amends that certain Escrow Agreement, dated as of October 7, 2020, as amended by that certain First Amendment to Escrow Agreement dated as of November 8, 2023, each by and among the Depositor, the Recipient, and the Escrow Agent (the “Original Escrow Agreement” and as amended by this Second Amendment, the “Agreement”). Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Original Escrow Agreement.

RECITALS

A. Depositor and Recipient have entered into a Guaranty of Completion dated as of October 7, 2020, which was amended and restated by that certain Amended and Restated Guaranty of Completion made as of May 11, 2021, and effective as of October 7, 2020 (as amended, restated, supplemented or otherwise modified from time to time, including as amended by that certain Limited Waiver and First Supplemental Agreement dated as of March 15, 2023 (the “First Limited Waiver”), that certain Limited Waiver and Second Supplemental Indenture dated as of November 8, 2023 (the “Second Limited Waiver”) and that certain Third Supplemental Indenture of even date herewith (the “Third Supplemental Indenture”), the “Guaranty” or the “Underlying Agreement”), pursuant to which Depositor guaranteed certain obligations of PureCycle: Ohio LLC, an Ohio limited liability company and an indirect wholly owned subsidiary of Depositor (the “Company”), under (i) that certain Loan Agreement, dated as of October 1, 2020, between Southern Ohio Port Authority (the “Issuer”) and the Company (as amended, restated, supplemented or otherwise modified from time to time, including as amended by the First Limited Waiver, the Second Limited Waiver and the Third Supplemental Indenture, the “Loan Agreement”), (ii) that certain Bond Purchase Agreement, dated September 23, 2020, by and among the Issuer, Piper Sandler & Co., as underwriter, and the Company (the “Bond Purchase Agreement”), and (iii) that certain Indenture of Trust, dated as of October 1, 2020, by and between the Issuer and Trustee (as amended, restated, supplemented or otherwise modified from time to time, including as amended by the First Limited Waiver, the Second Limited Waiver and the Third Supplemental Indenture, the “Indenture”). The Underlying Agreement provides that Depositor shall deposit on behalf of Recipient the Escrow Funds in a segregated escrow account to be held by Escrow Agent for the purpose of making payments from time to time to Recipient under and as required by the Underlying Agreement. Depositor has made said deposit of Escrow Funds on behalf of Recipient, which Escrow Funds remain on deposit in the Escrow Account held by the Escrow Agent pursuant to the terms of the Original Agreement.

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B. Escrow Agent has agreed to act as a “securities intermediary” as defined in Section 8-102(a)(14) of the Uniform Commercial Code as adopted in the State of Ohio (the “UCC”) and in such capacity as agent for Recipient, as secured party, to accept, hold, and disburse the funds and other “financial assets” (as such term is defined in Section 8-102(a)(9) of the UCC) deposited with Escrow Agent and all investments made therewith, and all any earnings, proceeds and profits thereon in accordance with the terms of the Agreement as collateral for the benefit of Recipient as Secured Party as contemplated by Section 9-313(c) of the UCC.

C. Depositor and Recipient have appointed the Representatives for all purposes relating to the funds deposited with Escrow Agent pursuant to the Agreement.

D. Depositor and Recipient acknowledge that (i) Escrow Agent is not a party to and has no duties or obligations under the Underlying Agreement, and (ii) Escrow Agent shall have no implied duties beyond the express duties set forth in the Agreement.

E. Depositor, Recipient and Escrow Agent wish to amend certain provisions of the Original Escrow Agreement, subject to the terms and conditions set forth herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, intending to be bound hereby agree as follows:

1.    The Original Agreement is hereby amended such that all references in the Original Agreement to the “Guaranty” or the “Underlying Agreement”, the “Loan Agreement” or the “Indenture” shall be deemed to refer to such agreements as defined in this Second Amendment.

2.    Section 4(e) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

    “(e)    The Escrow Agent shall rely at all times exclusively on the written direction of the Recipient in a Recipient Direction. Depositor and Recipient each agree that absent contrary instructions contained in a Recipient Direction the Escrow Agent is authorized to use the following funds transfer instructions to disburse to Depositor, solely at the direction of the Recipient, (i) any Escrow Funds in excess of an amount specified in an express direction of the Recipient, and (ii) the balance of the Escrow Funds at such time when such Escrow Funds are no longer required to be maintained in accordance with the terms of the Indenture, the Loan Agreement, the Guaranty, the First Limited Waiver and the Second Limited Waiver:

Bank Name:    ***********.
Bank Address:     ***********
ABA No.:     ***********
Account Name:      ***********
Account No.:     ***********

3.Section 15 of the Original Agreement is hereby amended by replacing the notice information set forth therein for the Recipient or Recipient Representative with the following:

If to Recipient or Recipient Representative, at:

UMB Bank, N.A.
2 South Broadway

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St. Louis, MO 63102
                Telephone:    (314) 612-8484
                Facsimile:    (314)-612-8499
                E-mail:         Laura.Roberson@umb.com

    4.    Schedule C attached to this Second Amendment shall replace Schedule C attached to the Original Agreement.

    5.    Attachment 1 to the Original Agreement, setting forth the Standard Disbursement Instructions From Recipient, is hereby amended in its entirety and replaced by Attachment 1 to this Second Amendment.

6.    Representations and Warranties. Depositor and Recipient each, severally and not jointly, and solely as to itself, respectively make the following representations and warranties to Escrow Agent (it being understood that the representation and warranty in clause (e) below is made only by Depositor and not Recipient).:

(a)it has full power and authority to execute and deliver this Second Amendment and to perform its obligations hereunder; and this Second Amendment has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms.

(b)    each of the applicable persons designated on Schedule C attached to this Second Amendment has been duly appointed to act as its authorized representative hereunder and under the Agreement and individually has full power and authority on its behalf to execute and deliver any instruction or direction, to amend, modify or waive any provision of this Second Amendment and the Agreement and to take any and all other actions as its authorized representative under this Second Amendment and the Agreement and no change in designation of such authorized representatives shall be effective until written notice of such change is delivered to each other party to this Second Amendment and the Agreement pursuant to Section 15 of the Agreement and the Escrow Agent has had reasonable time to act upon it.
(c)    it will not claim any immunity from jurisdiction of any court, suit or legal process, whether from service of notice, injunction, attachment, execution or enforcement of any judgment or otherwise.
    (d)    there is no security interest in the cash fund or any part thereof other than in favor of the Recipient as Secured Party under the Underlying Agreement; no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof other than in favor of the Recipient as Secured Party under the Underlying Agreement.

7.    Amendment and Assignment.     None of the terms or conditions of this Second Amendment or the Agreement may be changed, waived, modified, discharged, terminated or varied in any manner whatsoever unless in writing duly signed by each party to the Agreement. Oral amendments, oral waivers and purported oral terminations are void. No course of conduct shall constitute a waiver of any of the terms and conditions of the Agreement, unless such waiver is specified in writing, and then only to the extent so specified. No party may assign the Agreement or any of its rights or obligations hereunder without the written consent of the other parties, provided that if (i) Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the escrow contemplated by the Agreement) to another entity, the successor or transferee entity without any further act shall be the successor Escrow Agent and (ii) if Recipient resigns or is replaced as trustee under the Underlying Agreement pursuant to the provisions thereof, Recipient shall assign all of its rights

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hereunder by an authenticated writing delivered to the Escrow Agent, and if it fails to do so, then the successor trustee appointed under the Underlying Agreement shall automatically succeed to the right, duties, powers and obligations of the Recipient hereunder upon notice from the Depositor or the Recipient to the Escrow Agent.

8.    Governing Law, Jurisdiction and Venue.    This Second Amendment and the Agreement shall be construed and interpreted in accordance with the internal laws of the State of Ohio without giving effect to the conflict of laws principles thereof that would require the application of any other laws. Escrow Agent states that Escrow Agent’s jurisdiction (determined in accordance with Sections 9-305 and Section 8-110(e) of the UCC) for purposes of this Agreement is the State of Ohio. Each of the parties hereto irrevocably (a) consents to the exclusive jurisdiction and venue of the state and federal courts in the State of Ohio sitting in Cincinnati, Ohio, in connection with any matter arising out of this Second Amendment or the Agreement, (b) waives any objection to such jurisdiction or venue (c) agrees not to commence any legal proceedings related hereto except in such courts, (d) consents to and agrees to accept service of process to vest personal jurisdiction over it in any such courts made as set forth in Section 15 of the Agreement and (e) waives any right to trial by jury in any action in connection with this Second Amendment and the Agreement.

    9.    Entire Agreement, No Third-Party Beneficiaries.    Except as amended or modified by this Second Amendment, the signatory parties hereby confirm and acknowledge the validity of the Original Agreement and the Original Agreement as amended by this Second Amendment constitutes the entire agreement between the signatory parties hereto relating to the holding, investment and disbursement of Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to Escrow Funds. This Second Amendment and the Agreement and any Written Direction may be executed (manually or by digital or electronic signature) in two or more counterparts, which when so executed shall constitute one and the same agreement or direction. Transmission by telefax, digital or electronic means of an executed copy this Second Amendment or of any Recipient Direction authorized hereby shall constitute delivery of the originally executed counterpart for all purposes. To the extent any provision of this Second Amendment or the Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment or the Agreement. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Second Amendment. Nothing in this Second Amendment or the Agreement, express or implied, is intended to or shall confer upon any person other than the signatory parties hereto and the Indemnified Parties any right, benefit or remedy of any nature whatsoever under or by reason of the Agreement.

    10.    Rights and Protections of Trustee.    This Second Amendment and the Agreement are for the benefit of the Trustee under the Indenture. The Trustee shall be entitled to all of the same rights, benefits, privileges, immunities, disclaimers, exculpations, indemnitees and protections with respect to any action or omission as the Trustee hereunder as are set forth in the Indenture with respect to actions or omissions of the Trustee thereunder, and the Agreement shall secure all obligations and liabilities owing to the Trustee, as Trustee under the Indenture. The Trustee may rely (and shall be fully protected in so relying) on the direction of the Majority Holders (as such term is given meaning in the Indenture) with respect to any action taken or the exercise of any right, remedy or discretion or the giving of any consent or approval as the Trustee under this Second Amendment or the Agreement, and Trustee may refrain from giving any consent, approval, or direction, from making any demand, or from taking any other action or

6

exercising any remedy, unless and until directed to do so by the Majority Holders and receipt of indemnification satisfactory to it as and to the extent provided under the Indenture.

The balance of this page is intentionally left blank.
The signature page immediately follows this page.

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Signature Page
To
Second Amendment to Escrow Agreement dated as of March 5, 2024 among
PureCycle Technologies LLC, as “Depositor”, UMB BANK, N.A, a national banking association, as trustee as “Recipient”, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as “Escrow Agent”.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PureCycle Technologies LLC, as Depositor

By:     _____________________________
Name:    _____________________________
Title:    _____________________________

UMB Bank, N.A, as Trustee

By:     _____________________________
Name:    _____________________________
Title:     _____________________________

U.S. BANK NATIONAL ASSOCIATION
as Escrow Agent

By:     _____________________________
Name:    _____________________________
Title:     _____________________________

S-1

SCHEDULE C

     Each of the following person(s) is a Depositor Representative authorized to execute documents and direct Escrow Agent as to all matters, including fund transfers, address changes and contact information changes, on Depositor’s behalf (only one signature required):

                     _______________________        ____________
    Name                Specimen signature            Telephone No.

                     _______________________        ____________
    Name                Specimen signature            Telephone No.

_______________________        _______________________        ____________
    Name                Specimen signature            Telephone No.

If only one person is identified above, the following person is authorized for call-back confirmations:

______________                    _______________________
Name                            Telephone Number

    Each of the following person(s) is a Recipient Representative authorized to execute documents and direct Escrow Agent as to all matters, including fund transfers, address changes and contact information changes, on Recipient’s behalf (only one signature required):

                     _______________________        ____________
    Name                Specimen signature            Telephone No.

_______________________        _______________________        ____________
    Name                Specimen signature            Telephone No.

_______________________        _______________________        ____________
    Name                Specimen signature            Telephone No.

If only one person is identified above, the following person is authorized for call-back confirmations:

______________                    _______________________
Name                            Telephone Number

FORM OF RECIPIENT DIRECTION

U.S. Bank National Association, as Escrow Agent
ATTN: Global Corporate Trust Services
Address:    _______________

RE: ESCROW AGREEMENT made and entered into as of the 7th day of October, 2020, as amended by that certain First Amendment to Escrow Agreement dated as of November 8, 2023, and that certain Second Amendment to Escrow Agreement dated as of March 5, 2024 (collectively, the “Escrow Agreement”), each by and among PureCycle Technologies LLC (the “Depositor”), UMB Bank, N.A. (the “Recipient”) and U.S. Bank National Association, in its capacity as escrow agent (the “Escrow Agent”).

Pursuant to Section 4 of the above-referenced Escrow Agreement, Recipient hereby instructs Escrow Agent to disburse the amount of [$_____] from the Escrow Account to [Depositor][Recipient][Other], as provided below:

[Depositor            OR        [Recipient

Bank Name:     ___________________ Bank Name: __________________________
    Bank Address: ___________________ Bank Address: ________________________
ABA No.:     ____________________ ABA No. ____________________________
Account Name:___________________ Account Name: _______________________
    Account No.:     ____________________ Account No.: _________________________]

OTHER [SPECIFY AS APPROPRIATE]

Bank Name:     ____________________ Bank Name: ____________________________
ABA No.:     ____________________ ABA No. ____________________________
Account Name: ___________________ Account Name: _______________________
Account No.:     ____________________ Account No.: _________________________

UMB Bank, N.A, as Trustee and Recipient

By: ______________________________
Name:
Date: ___________________

S-1

ATTACHMENT 1
Standing Disbursement Instructions
From Recipient

I.    Escrow Agent shall deposit to and disburse funds from the Escrow Account only to make permitted investments and otherwise as follows:
1.    Upon receipt of a Recipient Direction from the Recipient to Escrow Agent to pay to Depositor an amount stated in the Recipient Direction comprised of investment earnings and profits relating to the Escrow Funds for a stated period, after giving effect to any disbursement made during the stated period pursuant to a Recipient Direction to release Escrow Funds to the Depositor or at the direction of the Depositor in an amount proportionate to that percentage of aggregate principal amount of Bonds purchased by the Depositor or an affiliate of Depositor (other than Bonds purchased from the Depositor or an affiliate of Depositor).
2.    Upon receipt of a Recipient Direction from the Recipient to Escrow Agent to pay to Depositor an amount stated in the Recipient Direction comprised of an amount proportionate to that percentage of aggregate principal amount of Bonds purchased by the Depositor or an affiliate of Depositor (other than Bonds purchased from the Depositor or an affiliate of Depositor).
3.    Upon receipt of a Recipient Direction from the Recipient to Escrow Agent to make payment to Recipient of an amount stated in the Recipient Direction for deposit by Recipient in an account designated in the Recipient Direction as permitted under the Indenture, the Loan Agreement, the Guaranty, the First Limited Waiver, the Second Limited Waiver and the Third Supplemental Indenture.
4.    Upon receipt of a Recipient Direction from Recipient to Escrow Agent to pay to Depositor all remaining funds in the Escrow Account at such time when such funds are no longer required to be maintained in accordance with the terms of the Indenture, the Loan Agreement, the Guaranty, the First Limited Waiver, the Second Limited Waiver and the Third Supplemental Indenture.

The mechanics and requirement for Recipient Directions and deposits to the Escrow Account, as between Depositor and the Recipient are set forth in the Guaranty, the Loan Agreement and the Indenture, as necessary to authorize the Recipient to issue these Recipient Directions, but Escrow Agent shall only be required to act upon receipt of the Recipient Directions as set forth above and shall have no obligation to review the terms thereof set forth in the Guaranty, Loan Agreement, or Indenture.

S-1

Exhibit B

Form of Termination of Operating Revenue Escrow Agreement

TERMINATION OF ESCROW AGREEMENT
    This Termination of Escrow Agreement (the “Termination”) is entered into as of March 5, 2024 (the “Effective Date”), by and among PURECYCLE: OHIO LLC, an Ohio limited liability company (“Depositor”), UMB BANK, N.A, a national banking association, as trustee (“Recipient”, and sometimes referred to as “Trustee” or “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as escrow agent (“Escrow Agent”) under that certain ESCROW AGREEMENT, dated as of October 7, 2020, by and among the Depositor, the Recipient and the Escrow Agent, also known as the Operating Revenue Escrow Agreement (the “Agreement”).
    WHEREAS, Depositor, Recipient, and Escrow Agent entered into the Agreement in connection with that certain Loan Agreement between the Southern Ohio Port Authority (the “Issuer”) and Depositor, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Issuer made a loan to Depositor of the net proceeds from the sale of bonds (the “Bonds”) issued by the Issuer pursuant to that certain Indenture of Trust, dated as of October 1, 2020, between the Issuer and the Recipient, as Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”); and
    WHEREAS, Recipient, at the direction of the Majority Holders (as defined in the Indenture), and Depositor have agreed to terminate the Agreement;
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties to the Agreement, the Depositor, Recipient, and Escrow Agent agree as follows:
Section 1.    Pursuant to Section 16 of the Agreement, the Agreement shall be terminated as of the Effective Date.
Section 2.    On the Effective Date, the balance of Escrow Funds on deposit in the Escrow Account, less an amount of Escrow Funds necessary to pay any fees and expenses due and owing from the Depositor to the Escrow Agent, as permitted under Section 12 of the Agreement (which amount shall be $0), shall be disbursed by the Escrow Agent to Depositor, pursuant to the following wire instruction.
Bank Name:     _____________________________________________
    Bank Address: _____________________________________________
    ABA No.:     _____________________________________________
Account Name: ____________________________________________
Account No.:     _____________________________________________
Section 3.    This Termination of Escrow Agreement shall be governed exclusively by the applicable laws of the State of Ohio.
The signature page immediately follows this page.

Signature Page
To
TERMINATION OF ESCROW AGREEMENT
among
PURECYCLE: OHIO LLC, as “Depositor, UMB BANK, N.A, a national banking association, as trustee as “Recipient”, and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as “Escrow Agent”

IN WITNESS WHEREOF, the parties hereto have caused this Termination of Escrow Agreement to be executed as of the Effective Date.

PURECYCLE: OHIO LLC, as Depositor
By:     _____________________________
Name:    _____________________________
Title:    _____________________________

UMB BANK, N.A, as Trustee
By:     _____________________________
Name:    _____________________________
Title:     _____________________________

U.S. BANK NATIONAL ASSOCIATION
as Escrow Agent
By:     _____________________________
Name:    _____________________________
Title:     _____________________________

Exhibit C

Form of Recipient Direction